Share capital	12 Months Ended
Dec. 31, 2022
Disclosure of classes of share capital [abstract]
Share capital
4.5 Share capital
The share capital amounts to CHF 33.5 million and is divided into 299,998,125 registered shares with a nominal value of CHF 0.10 each (the "Class A Shares") and 345,437,500 registered shares with a nominal value of CHF 0.01 each (voting right shares) (the "Class B Shares"). No preference shares and no restrictions with Class A ordinary shares exist. The share capital is paid in at 100%.

	Class A	Class A	Class A	Class B
	Authorized registered shares	Shares held by On in treasury	Outstanding shares	Authorized and outstanding registered shares

Balance at January 1, 2022	299,998,125	(23,134,506)	276,863,619	345,437,500

Sale of treasury shares related to share-based compensation	—	5,163,096	5,163,096	—
Purchase of On shares from employees (sell-to-cover) at market price and held in treasury	—	(50,328)	(50,328)	—
Balance at December 31, 2022	299,998,125	(18,021,738)	281,976,387	345,437,500

In 2022, 5,163,096 Class A shares held in treasury have been issued to employees and members of the Board of Directors. This transaction resulted in a cash inflow of CHF 26.4 million. To cover the cost for the resulting individual social security and personal tax obligations, respective employees and members of the Board of Directors were offered the option to either pay cash or sell-back shares for the same value at market price ("sell-to-cover"). As part of this transaction, On re-purchased 50,328 Class A shares, held in treasury, in the amount of CHF 1.6 million.